UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
________________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 13, 2021
  _____________________________________________________________________________________________________
THE AES CORPORATION
(Exact name of registrant as specified in its charter)
_________________________________________________________________________________________________________________

Delaware	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_________________________________________________________________________________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On January 13, 2021, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) elected Teresa M. Sebastian to the Board, effective immediately, and appointed her to the Compensation Committee, Financial Audit Committee and Innovation and Technology Committee of the Board.

Ms. Sebastian is President and Chief Executive Officer of The Dominion Asset Group, an angel investment and venture capital firm. Previously, Ms. Sebastian was the Senior Vice President, General Counsel and Corporate Secretary and led the Internal Audit function, of Darden Restaurants, Inc., from October 2010 to March 2015. Before her time at Darden Restaurants, Ms. Sebastian served as Vice President at Veyance Technologies, Inc., a manufacturer and marketer of engineered rubber products, Senior Vice President at Information Resources, Inc., a provider of information, analytics and insights, and held leadership roles in senior management at DTE Energy Company and CMS Energy Corporation. Ms. Sebastian also held positions in financial analysis at Michigan Consolidated Gas Co., Morgan Stanley, and Bank of America. Ms. Sebastian is a Director of Kaiser Aluminum Corporation (Nasdaq: KALU), Juul Labs, Inc., Edward Jones Bank, the United Negro College Fund and the Nashville Symphony Orchestra. She is currently involved in academia as an adjunct professor for accounting and enterprise risk management at Vanderbilt Law School, and an adjunct professor for governance and compliance at the University of Michigan Law School. Ms. Sebastian graduated with a B.G.S. in Sociology from the University of Michigan, an M.B.A. from the University of North Florida, a J.D. from Michigan State University College of Law and a L.L.M from Wayne State University.

Ms. Sebastian will participate in the non-employee director compensation arrangements described in the Company’s 2020 proxy statement filed with the Securities and Exchange Commission on March 6, 2020. Also, consistent with initial grants previously offered to non-employee directors of the Company, Ms. Sebastian will receive an initial equity grant consisting of deferred stock units valued at $40,000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	January 14, 2021	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)